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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 14, 2001
                (Date of Report, date of earliest event reported)


                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 1-13402


                DELAWARE                                        22-2286646
     (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identifications No.)

12300 C. E. SELECMAN DR., STAFFORD, TEXAS                         77477
(Address of principal executive offices)                        (Zip Code)


                                 (281) 933-3339
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         The Company has engaged PricewaterhouseCoopers LLP as its independent accountant, effective September 14, 2001. The Company's former independent accountant, KPMG LLP was dismissed effective September 14, 2001.

         The reports of KPMG LLP on the Company's financial statements for the seven months ended December 31, 2000, for the year ended May 31, 2000 and the year ended May 31, 1999 did not contain any adverse opinion or a disclaimer of an opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

         The decision to dismiss KPMG LLP and engage PricewaterhouseCoopers LLP was approved by the Audit Committee of the Company's Board of Directors.

         During the seven months ended December 31, 2000, the year ended May 31, 2000, the year ended May 31, 1999, and through September 14, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their reports on the financial statements for such periods.

         As required by Item 304(a)(3) of Regulation S-K, the Company has furnished KPMG LLP with the disclosures contained in this Item 4 and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in Item 4. A copy of KPMG LLP's letter dated September 19, 2001 is filed as Exhibit 16.1 to this form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

16.1 Letter from KPMG LLP regarding its concurrence with the statements made by the Company in Item 4 of this form 8-K.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         INPUT/OUTPUT, INC.

September 21, 2001                       /s/ Martin DeCamp
                                         Vice President, Controller and
                                         Chief Accounting Officer







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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    ------------
 16.1 Letter from KPMG LLP regarding its concurrence with the statements made by the Company in Item 4 of this form 8-K.